UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2015

MURPHY OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Peach Street
P.O. Box 7000, El Dorado, Arkansas	71730-7000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 870-862-6411

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 13, 2015, Murphy Oil Corporation amended Article III, Section 2 of its By-Laws to change the number of directors from thirteen to twelve effective May 13, 2015.

Item 5.07.  Submission of Matters to a Vote of Security Holders

The following information is furnished pursuant to Item 5.07, “Submission of Matters to a Vote of Security Holders.”

On May 13, 2015, Murphy Oil Corporation held its annual meeting of stockholders.  The results of voting related to matters brought before stockholders are shown below.

Proposal 1 – Election of Directors

The directors proposed by management were elected with a tabulation of votes to the nearest share as shown below.

				Broker
	For	Against	Abstain	Non-Votes
T. Jay Collins	149,004,970	1,630,837	248,681	10,412,893
Steven A. Cossé	145,385,445	5,256,007	243,036	10,412,893
Claiborne P. Deming	145,345,738	5,306,103	232,647	10,412,893
Lawrence R. Dickerson	149,314,146	1,314,697	255,645	10,412,893
Roger W. Jenkins	149,327,595	1,308,714	248,179	10,412,893
James V. Kelley	149,632,654	1,000,594	251,240	10,412,893
Walentin Mirosh	149,843,939	789,693	250,856	10,412,893
R. Madison Murphy	144,692,551	5,956,231	235,706	10,412,893
Jeffrey W. Nolan	145,771,401	4,877,060	236,027	10,412,893
Neal E. Schmale	149,143,056	1,489,469	251,963	10,412,893
Laura A. Sugg	149,532,407	1,094,322	257,759	10,412,893
Caroline G. Theus	145,162,267	5,481,596	240,625	10,412,893

Proposal 2 – Advisory Vote to Approve Executive Compensation	147,570,741	2,977,261	336,486	10,412,893
Regarding an advisory vote on executive compensation, stockholders approved by vote the compensation of the Company’s named executive officers as shown.

Proposal 3 – Approval of Appointment of Independent Registered Public Accounting Firm	158,850,711	2,263,398	183,272	–

The earlier appointment by the Audit Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for 2015 was approved by the vote of stockholders as shown.

Proposal 4 – To Consider and Act Upon a Stockholder Proposal Concerning the Adoption of Proxy Access	79,723,018	70,814,732	346,738	10,412,893
A stockholder proposal requesting the Board of Directors to adopt, and present for shareholder approval, a "proxy access" bylaw was approved by the vote of stockholders as shown.

On May 13, 2015, Murphy Oil Corporation issued a news release announcing annual meeting voting results.  The full text of this news release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

3.1	The By-Laws of Murphy Oil Corporation as amended effective May 13, 2015 are attached hereto as Exhibit 3.1

99.1	A news release dated May 13, 2015 announcing annual meeting voting results is attached hereto as Exhibit 99.1.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

By:	/s/ Keith Caldwell
Keith Caldwell
Senior Vice President and Controller

Date:  May 14, 2015

Exhibit Index

3.1	By-Laws of Murphy Oil Corporation as amended effective May 13, 2015.

99.1	News release dated May 13, 2015, as issued by Murphy Oil Corporation.